# VERIFICATION RESOLUTION

THE COMPANY INFORMATION LEDGER (PLEASE TYPE)

SALAMON GROUP INC.

COMPANY NAME (SECURITIES NAME)

RESOLVED, THAT SIGNATURE STOCK TRANSFER, INC., IS HEREBY VERIFIED AS THE APPOINTED STOCK TRANSFER AGENT FOR THE ABOVE COMPANY.

**BILLING ADDRESS**

ATTENTION:

5-215 NEAVE ROAD
KELOWNA BC
V1V 2L9

**COMPANY / REGULAR MAILING ADDRESS**

ATTENTION:

SAME AS ABOVE

**CONTACT NUMBERS**

Telephone Number: 778 753 5675

Alternate Telephone Number 1: 250 258 7481

Alternate Telephone Number 2:

Facsimile Number: 778 753 5713

Alternate Facsimile Number 1:

Alternate Facsimile Number 2:

**COURIER** (FEDEX is preferred):

**EXPRESS ACCOUNT NUMBER:**

## TRADING SYMBOL

EXCHANGE YOUR STOCK IS LISTED (i.e. OTC Bulletin Board)

OTC BB

CURRENT TRADING SYMBOL

" SLMU "

## CORPORATE OFFICERS

Please list only the officers who may act on behalf of your company via resolution.

OFFICER'S NAME & TITLE

1- MICHAEL MATVIESHEN
PRESIDENT / DIRECTOR

SIGNATURE OF OFFICER

[signature]

OFFICER'S NAME & TITLE

2-

SIGNATURE OF OFFICER

OFFICER'S NAME & TITLE

3-

SIGNATURE OF OFFICER

# VERIFICATION RESOLUTION

## AFFILIATES

**Please list any company affiliates allowed to receive information or request lists on your firm.**

| AFFILIATE'S NAME & AFFILIATION | TELEPHONE | FACSIMILE |
|---|---|---|
| HAROLD SCHNEIDER | 2502587481 | |
| | | |

## SECURITIES ATTORNEY

LAW FIRM: ______

ATTENTION/ADDRESS: ______

Telephone Number ______

Facsimile Number ______

## CORPORATE APPROVAL ITEMS

For items regarding corporate approval (i.e. Release of Restriction or Corporate Stops) please contact:

ATTENTION: ______

Telephone Number ______

Facsimile Number ______

## SHAREHOLDER RELATIONS

Forwarding numbers for investor/broker inquiries:

ATTENTION: ______

Telephone Number ______

Facsimile Number ______

## COMPANY AUDITOR

AUDITING FIRM: ______

ATTENTION/ADDRESS: ______

Telephone Number ______

Facsimile Number ______

I, THE UNDERSIGNED, QUALIFIED OFFICER OF THE ABOVE NAMED COMPANY, DO HEREBY INDEMNIFY SIGNATURE STOCK TRANSFER, INC. AND THEIR EMPLOYEES AGAINST ANY AND ALL ACTIONS TAKEN BY THE ABOVE COMPANY, AND CERTIFY THAT THIS IS A TRUE COPY OF A RESOLUTION, SET FORTH AND ADOPTED ON THE BELOW DATE, AND THAT THE SAID RESOLUTION HAS NOT BEEN IN ANY WAY RESCINDED, ANNULLED, OR REVOKED BUT THE SAME IS STILL IN FULL FORCE, AND EFFECT.

**X** [signature]
OFFICER'S SIGNATURE

MICHAEL MATVIESHEN
OFFICER'S NAME PRINTED

PRESIDENT
TITLE OF OFFICER

DEC 3 2010
DATE

PLEASE RETURN A COPY OF THIS FORM EITHER BY FACSIMILE OR BY MAIL TO ENSURE THAT ALL INFORMATION REGARDING YOUR FIRM IS ACCURATE:

SIGNATURE STOCK TRANSFER, INC. -ATTN: JASON M. BOGUTSKI – 2632 COACHLIGHT COURT – PLANO, TEXAS 75093
TELEPHONE NUMBER (972) 612-4120 FACSIMILE NUMBER (972) 612-4122